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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 31, 2005


                            LINDSAY MANUFACTURING CO.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-13419                    47-0554096
------------------------      ----------------------      ----------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


               2707 North 108th Street
                      Suite 102
                   Omaha, Nebraska                               68164
       ----------------------------------------                ---------
       (Address of principal executive offices)                (Zip Code)


                                 (402) 428-2131
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 31, 2005, Tim J. Paymal was appointed Corporate Controller of Lindsay Manufacturing Co. (the "Company"), responsible for accounting, tax and financial reporting.

Mr. Paymal, age 31, was most recently an Audit Senior Manager with Deloitte & Touche, LLP in Omaha, Nebraska. He joined Deloitte & Touche in September of 1996 after completing and obtaining his bachelor's degree in accounting from the University of Nebraska in Lincoln, Nebraska. He is a member of the American Institute of Certified Public Accountants and the Nebraska Society of CPA's. As a member of the Nebraska Society of CPA's, he serves on the Ethics Committee.

The Company and Mr. Paymal have not entered into a written agreement concerning his employment as Corporate Controller. Mr. Paymal has entered into an Indemnification Agreement with the Company in the form attached as Exhibit 10c to the Company's Annual Report on Form 10K filed with the Securities and Exchange Commission on November 25, 2003 (Commission File NO. 001-13419).

Mr. Paymal succeeds Thomas Costanza, who left the Company in November, 2004. Mr. Costanza's departure was not the result of any disagreement with the Company's financial reporting, policies or related practices as reported in the Company's 8-K filed November 22, 2004.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 2, 2005                   LINDSAY MANUFACTURING CO.


                                           By: /s/ David Downing
                                               ---------------------------------
                                               David Downing, Vice President and
                                                Chief Financial Officer